UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 12, 2004

Date of Report (Date of Earliest Event Reported)

APPLIED IMAGING CORP.

(Exact name of Registrant as specified in its charter)

Delaware	0-21371	77-0120490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Baytech Drive

San Jose, California 95134

(Address of principal executive offices)

(408) 719-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

On August 12, 2004, Applied Imaging Corp. issued a press release announcing its earnings for the second quarter of fiscal 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description
99.1	Press Release dated August 12, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED IMAGING CORP.

Dated: August 12, 2004	By:	/s/ Barry Hotchkies
Barry Hotchkies,
Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated August 12, 2004